Exhibit (99)

PRESS RELEASE MAY 31, 2007

Media Contacts:
Wachovia:
	Tony Mattera	804-787-6872 (Richmond)
	Mary Eshet	704-383-7777 (Charlotte)

A.G. Edwards, Inc.:	Elaine Conway	314-955-3355 (St. Louis)

Investor Contacts:
Wachovia:	Alice Lehman	704-374-4139 (Charlotte)
	Ellen Taylor	704-383-1381 (Charlotte)

WACHOVIA SECURITIES AND A.G. EDWARDS TO JOIN FORCES TO FORM

PREMIER NATIONWIDE FINANCIAL ADVISORY FIRM

Combination creates 2nd largest retail brokerage firm in the U.S.

ST. LOUIS, MO./CHARLOTTE, N.C. – Wachovia Corp. (NYSE:WB) and A.G. Edwards Inc. (NYSE:AGE) announced today an agreement under which Wachovia will acquire A.G. Edwards, which will be combined with Wachovia Securities, LLC, to create an industry-leading retail brokerage firm with $1.1 trillion in client assets and nearly 15,000 financial advisors. The combined firm will have an enhanced share of the U.S. brokerage market with significantly increased penetration in 48 of the 50 largest metropolitan statistical areas.

The combined full-service firm will have a national footprint of 3,350 brokerage locations, including 1,500 dedicated retail offices in all 50 states and the District of Columbia. The combined organization will offer objective advice to clients based on research from multiple providers, provide industry-leading customer service using an open architecture platform, and have access to a broad suite of financial products and services.

“The long-term growth opportunities of the brokerage industry are extremely compelling to Wachovia, and we have long expressed our interest in growing this business both organically and through acquisition,” said Ken Thompson, Wachovia chairman and CEO. “This combination with A.G. Edwards, which is widely considered one of the most highly regarded remaining independent brokerage firms in the industry, will further enhance our scale and relevance.”

The combined retail brokerage organization will be headquartered in St. Louis, Missouri. Other A.G. Edwards businesses including research, underwriting and investment banking, mutual funds and trust will be consolidated into the appropriate Wachovia lines of business. The combined firm will operate as Wachovia Securities. The merger is expected to be completed in the fourth quarter of 2007 and integration is expected to be completed by the end of the first quarter of 2009.

Daniel J. Ludeman, a 27-year veteran of the brokerage industry, is currently president and CEO of Wachovia Securities and will be the president and CEO of the combined brokerage firm. Robert L. Bagby, who has been chairman and CEO of A.G. Edwards since 2001, will serve as chairman of the combined brokerage firm. He joined A.G. Edwards in 1975.

“This combination will bring together two similar companies determined to preserve and enhance a corporate culture that is focused on attracting the nation’s best financial advisors, respecting client relationships, providing unbiased advice and delivering excellent client service,” said Bagby. “In assessing potential merger partners, we looked carefully for an organization that would offer A.G. Edwards the scale and enriched product suite required to fuel continued growth, while preserving the characteristics and culture that have made our organization so successful. In Wachovia Securities, we believe we found the perfect partner.”

Wachovia Securities reports to David Carroll, president of Wachovia Corporation’s Capital Management Group. As consolidation continues in the brokerage industry, the opportunity to combine with a premier firm like A.G. Edwards was “a rare chance to solidify our leadership in the industry with the scope and resources required to be the firm of choice for clients and for quality financial advisors,” Carroll said. “Our focus on providing our advisors and consultants with best-in-class tools, products and support to meet their clients’ needs will help us continue to enhance the productivity and efficiency of our combined firm.”

Carroll noted that Wachovia is known for its success and expertise in integrations, including six brokerage firms since 1998, of which the joint venture with Prudential Securities was the largest.

John Strangfeld, vice chairman of Prudential Financial, Inc. [NYSE:PRU], which currently owns 38 percent of Wachovia Securities, said, “We are very pleased with our investment in Wachovia Securities and our partnership with Wachovia management. We believe the combination of A.G. Edwards and Wachovia Securities is highly attractive and takes the business to a new level of prominence and promise. We have complete confidence in management’s ability to make this deal successful.”

Under the terms of the agreement, A.G. Edwards’ shareholders will receive 0.9844 shares of Wachovia common stock and $35.80 in cash for each of their A.G. Edwards common shares. Based on Wachovia’s share price at the close of business on May 30, 2007, the transaction would be valued at $89.50 per A.G. Edwards share.

The combined organization is expected to benefit from significant annual expense efficiencies, estimated at $395 million after tax by 2009. These efficiencies represent 10 percent of the combined firm’s most recent fiscal year-end expense base. Wachovia is expected to record merger-related and restructuring charges and exit cost purchase accounting adjustments of approximately $860 million after tax in connection with the transaction over the 18-month integration period.

The transaction is anticipated to be accretive to Wachovia’s earnings per share excluding merger-related and restructuring expense and intangibles amortization in the first full year following the closing, not including the effect of one-time charges. The transaction also provides an internal rate of return of 24 percent, far exceeding Wachovia’s cost of capital. Completion of the merger is subject to A.G. Edwards’ shareholder approval and normal regulatory approvals.

Credit Suisse Securities (USA) LLC, Wachovia Securities and Simpson Thacher & Bartlett LLP represented Wachovia, and Goldman, Sachs & Co. and Wachtell, Lipton, Rosen & Katz represented A.G. Edwards.

A.G. Edwards Dividend: In an unrelated announcement, the Board of Directors of A.G. Edwards, Inc. announced today a regular quarterly cash dividend of 20 cents per share, payable on July 2, 2007, to stockholders of record June 8, 2007.

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About Wachovia and Wachovia Securities LLC

Wachovia Corporation (NYSE:WB) is one of the nation’s largest diversified financial services companies, providing a broad range of retail banking and brokerage, asset and wealth management, and corporate and investment banking products and services. Wachovia has retail and commercial banking operations in 21 states with 3,400 retail banking offices from Connecticut to Florida and west to Texas and California. Nationwide, Wachovia provides retail brokerage products and services in 48 states, mortgage lending in all 50 states and auto finance covering 46 states. Globally, clients are served in selected corporate and institutional sectors and through more than 40 international offices. Online banking is available at wachovia.com; online brokerage products and services at wachoviasec.com; and investment products and services at evergreeninvestments.com. At March 31, 2007, Wachovia had assets of $706.4 billion and market capitalization of $105.3 billion.

Wachovia Securities is one of the nation's largest full service retail brokerage firms with more than $773 billion in client assets, providing financial advisory, brokerage, asset management and other financial services through approximately 10,700 registered representatives in more than 2,600 locations nationwide as of March 31, 2007. Wachovia Securities is the trade name used by two separate, registered broker-dealers and non-bank affiliates of Wachovia Corporation providing certain retail securities brokerage services: Wachovia Securities, LLC, member NYSE/SIPC, and Wachovia Securities Financial Network, LLC, member NASD/SIPC.

About A.G. Edwards

A.G. Edwards, Inc. is a financial services holding company whose primary subsidiary is the national investment firm of A.G. Edwards & Sons, Inc. Drawn to the firm's client-first philosophy, individuals and businesses have turned to A.G. Edwards, Inc. for sound advice and access to a wide array of investment products and services that can help them meet their financial goals and objectives. Founded in 1887, A.G. Edwards and its affiliates employ 6,618 financial consultants in 742 offices nationwide and two European locations in London and Geneva. More information can be found on agedwards.com.

Announcement Conference Call: Executives from both companies will discuss the merger of the brokerage firms on a conference call today at 9 a.m. Eastern time. The call will be available by telephone and audio webcast. During the call, the speakers will review information presented in handouts that are available through wachovia.com/investor. Participants are encouraged to access the handouts before the teleconference begins.

Webcast Instructions: To access the audio webcast go to wachovia.com/investor and click on the audio webcast link. Please log on to the website at least 10 minutes prior to the call to register and download and install any necessary audio software. A replay of the webcast also will be available beginning by 1 p.m. Eastern time today.

Teleconference Instructions: The telephone number for today's conference call is 888-357-9787 for U.S. callers (706-679-7342 for international callers). You will be asked to provide your name and business affiliation. Mention the conference access code: Wachovia. A continuous telephone replay will be available by 1 p.m. Eastern time today through 5 p.m. Eastern time on June 29. The replay telephone number is 706-645-9291, access code: 2879501.

Video News Release: B-roll and soundbites from David Carroll, head of the Capital Mangement Group at Wachvoia, can be downlinked from the following coordinates: Galaxy 25C, Transponder 23, 11 a.m. to 11:15 a.m. Eastern time, Thursday, May 31. Downlink frequency 4160 MHz (V).

Forward Looking Statements

This news release contains, and the webcast discussed above will contain, certain forward-looking statements with respect to each of Wachovia and A.G. Edwards and the combined company following the proposed merger between Wachovia and A.G. Edwards (the “Merger”), as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Wachovia, including, without limitation, (i) statements relating to the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger, (ii) statements relating to the benefits of the merger between Wachovia and Golden West Financial Corporation (“Golden West”) completed on October 1, 2006 (the “Golden West Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion to reported earnings that may be realized from the Golden West Merger, (iii) statements regarding certain of Wachovia’s and/or A.G. Edwards’ goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of Wachovia’s credit quality trends, and (iv) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s and A.G. Edwards’ control).

The following factors, among others, could cause Wachovia’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and A.G. Edwards, in connection with the Merger or the businesses of Wachovia and Golden West in connection with the Golden West Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the Merger or the Golden West Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the Merger or the Golden West Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger or the Golden West Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the inability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of A.G. Edwards’ shareholders to approve the Merger; (7) the risk that the strength of the United States economy in general and the strength of the local economies in which Wachovia and/or A.G. Edwards conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) potential or actual litigation; (10) inflation, interest rate, market and monetary fluctuations; and (11) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s and A.G. Edwards’ brokerage and capital markets activities. Additional factors that could cause Wachovia’s and A.G. Edwards’ results to differ materially from those described in the forward-looking statements can be found in Wachovia’s and A.G. Edwards’ Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning Wachovia or the proposed Merger or other matters and attributable to Wachovia or A.G. Edwards or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia and A.G. Edwards do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing.

Additional Information

The proposed Merger will be submitted to A.G. Edwards’ shareholders for their consideration. Wachovia will file a registration statement with the SEC, which will include a proxy statement/prospectus regarding the proposed Merger. A.G. Edwards’ shareholders and other investors are urged to read the registration statement and the proxy statement/prospectus when they become available, as well as any other relevant documents concerning the proposed Merger filed with the SEC (and any amendments or supplements to those documents), because they will contain important information. You will be able to obtain a free copy of the registration statement and the proxy statement/prospectus, as well as other filings containing information about Wachovia and A.G. Edwards, at the SEC’s website (http://www.sec.gov) and at the companies’ respective websites, www.wachovia.com and www.agedwards.com. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, 704-383-0798; or to A.G. Edwards, Inc., Investor Relations, One North Jefferson Avenue, St. Louis, MO 63103, 314-955-3000.

Wachovia and A.G. Edwards and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of A.G. Edwards in connection with the proposed Merger. Information about the directors and executive officers of Wachovia is set forth in the proxy statement for Wachovia’s 2007 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 9, 2007. Information about the directors and executive officers of A.G. Edwards is set forth in the proxy statement for A.G. Edwards’ 2007 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on May 15, 2007. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger may be obtained by reading the proxy statement/-prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.